UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2015

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to Willdan Group, Inc.’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on April 17, 2015 (the “Original Filing”), is being filed solely for the purpose of including Ernst & Young’s letter of concurrence stating that it agrees with the statements made in the Original Filing, which letter has been filed herewith as Exhibit 16.1. Except as described in this Explanatory Note, this Current Report on Form 8-K/A does not amend any other information set forth in the Original Filing.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

16.1                        Letter from Ernst & Young LLP, dated April 20, 2015

99.1                        Press Release of Willdan Group, Inc., dated April 17, 2015 (incorporated herein by reference to Exhibit 99.1 to Willdan Group Inc.’s Current Report on Form 8-K filed on April 17, 2015)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: April 21, 2015	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document

16.1	Letter from Ernst & Young LLP, dated April 20, 2015

99.1	Press Release of Willdan Group, Inc., dated April 17, 2015 (incorporated herein by reference to Exhibit 99.1 to Willdan Group Inc.’s Current Report on Form 8-K filed on April 17, 2015)

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